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EXHIBIT 99.2

STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING
FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

        I, R. Jordan Gates, Executive Vice President-Chief Financial Officer and Treasurer of Expeditors International of Washington, Inc. ("Expeditors"), state and attest that:

  (1)
  To the best of my knowledge, based upon a review of the covered reports of Expeditors, and, except as corrected or supplemented in a subsequent covered report:

  •
  no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

  •
  no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

  (2)
  I have reviewed the contents of this statement with Expeditors' audit committee.

  (3)
  In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

  •
  Annual Report on Form 10-K filed with the Commission on April 1, 2002, of Expeditors.

  •
  all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Expeditors filed with the Commission subsequent to the filing of the Form 10-K identified above; and

  •
  any amendments to any of the foregoing.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

/s/ R. JORDAN GATES R. Jordan Gates, Executive Vice President— Chief Financial Officer and Treasurer August 5, 2002	Subscribed and sworn to before me this 5th day of August, 2002.

[notary seal]	/s/ APRIL J. MILLIGAN April J. Milligan Notary Public My Commission Expires: 04-06-03

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  EXHIBIT 99.2